RISKS AND UNCERTAINTIES	12 Months Ended
Mar. 31, 2026
Risks and Uncertainties [Abstract]
RISKS AND UNCERTAINTIES

15.	RISKS AND UNCERTAINTIES

The Company is exposed to the following concentrations of risks:

(a)	Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash. Cash are maintained with high credit quality institutions in Hong Kong. Effective from October 1, 2024, the Hong Kong Deposit Protection Board pays compensation up to a limit of HK$800,000 (equal to $102,041) if the bank in Hong Kong with which an individual/a company hold its eligible deposit fails. As of March 31, 2026, cash balance of $321,965 were maintained at financial institutions in Hong Kong, of which approximately $211,359 was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

(b)	Economic and political risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.